SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: July 31, 2001
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                       (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                1-11661                  13-3447441
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(State of Incorporation)       (Commission          (I.R.S. Employer
                               File Number)         Identification No.)

      3 World Financial Center
         New York, New York                                10285
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(Address of Principal Executive Offices)                (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 5.  Other Events

     On July 31, 2001, Lehman ABS Corporation ("LABS") transferred $13,090,000 aggregate principal amount of 8.75% Debentures, due September 1, 2021, issued by Toys "R" Us (the "Underlying Securities") to the Corporate Backed Trust Certificates, Toys "R" Us Debenture-Backed Series 2001-31 Trust (the "Trust") established by LABS, which issued Corporate Backed Trust Certificates, Toys "R" Us Debenture-Backed Series 2001-31 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of July 31, 2001 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated July 20, 2001 (the "Underwriting Agreement"), between LABS and Lehman, as underwriter.


ITEM 7.  Financial Statements and Exhibits
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         (a)   Financial Statements - Not Applicable

         (b)   Pro Forma Financial Information - Not Applicable

         (c)   Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.                    Description
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     4.1               Series Supplement, dated as of July 31, 2001, between
                       Lehman ABS Corporation, as Depositor, and U.S.
                       Bank Trust National Association, as Trustee.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEHMAN ABS CORPORATION


                                          /s/ Rene Canezin
                                          -------------------------------
                                          Name:   Rene Canezin
                                          Title:  Senior Vice President

July 31, 2001



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INDEX TO EXHIBITS
    Exhibit No.                                      Description
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       4.1           Series Supplement, dated as of July 31, 2001, between
                     Lehman ABS Corporation, as Depositor, and U.S.
                     Bank Trust National Association, as Trustee.







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